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                                                                     EXHIBIT 4.3


                           OFFICE SPECIALISTS, INC.

                          1996 EQUITY INCENTIVE PLAN

1.   PURPOSE

     The purpose of this Equity Incentive Plan (the "Plan") is to advance the interests of Office Specialists, Inc. (the "Company") by enhancing its ability to attract and retain employees and other persons or entities who are in a position to make significant contributions to the success of the Company and its subsidiaries through ownership of shares of the Company's common stock ("Stock").

     The Plan is intended to accomplish these goals by enabling the Company to grant Awards in the form of Options, Stock Appreciation Rights, Restricted Stock or Unrestricted Stock Awards, Deferred Stock Awards, Performance Awards, Loans or Supplemental Grants, or combinations thereof, all as more fully described below.

2.   ADMINISTRATION

     The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board will have authority, not inconsistent with the express provisions of the Plan and in addition to other authority granted under the Plan, to (a) grant Awards at such time or times as it may choose; (b) determine the size of each Award, including the number of shares of Stock subject to the Award; (c) determine the type or types of each Award; (d) determine the terms and conditions of each Award; (e) waive compliance by a Participant (as defined below) with any obligations to be performed by the Participant under an Award and waive any term or condition of an Award; (f) amend or cancel an existing Award in whole or in part (and if an Award is canceled, grant another Award in its place on such terms as the Board shall specify), or settle any award by paying the cash value of the Stock otherwise issuable, except that the Board may not, without the consent of the holder of an Award, take any action under this clause with respect to such Award if such action would adversely affect the fights of such holder; (g) prescribe the form or forms of instruments that are required or deemed appropriate under the Plan, including any written notices and elections required of Participants, and change such forms from time to time; (h) adopt, amend and rescind rules and regulations for the administration of the Plan; and (i) interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations and actions of the Board, and all other determinations and actions of the Board made or taken under authority granted by any provision of the Plan, will be conclusive and will bind all parties. Nothing in this paragraph shall be construed as limiting the power of the Board to make adjustments under Section 7.3 or Section 8.6.
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     The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references (as appropriate) to the Board hereunder shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist solely of two or more outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

3.   EFFECTIVE DATE AND TERM OF PLAN

     The Plan will become effective on the date on which it is approved by the stockholders of the Company. Grants of Awards under the plan may be made prior to that date (but after Board adoption of the Plan), subject to such approval of the Plan.

     No Award of an incentive stock option may be granted under the Plan after ten years from the date of Board approval but Awards previously granted may extend beyond that date.

4.   SHARES SUBJECT TO THE PLAN

     Subject to the adjustment as provided in Section 8.6 below, the aggregate number of shares of Stock reserved and available for awards made under the Plan shall be equal to 20% of the total number of shares of Stock outstanding as of the effective date of the Plan. If any Award requiring exercise by the Participant for delivery of Stock terminates without having been exercised in full, or if any Award payable in Stock or cash is satisfied in cash rather than Stock, the number of shares of Stock as to which such Award was not exercised or for which cash was substituted will be available for future grants. Subject to
Section 8.6(a), the maximum number of shares of Stock as to which Options or Stock Appreciation Rights may be granted under the Plan to any Participant is 20,000. For purposes of this paragraph, except as otherwise provided in regulations or other guidelines issued under Section 162(m) of the Code, any repricing of an Option or Stock Appreciation Right shall be treated as an original grant.

     Stock delivered under the Plan may be either authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Plan.

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5.   ELIGIBILITY AND PARTICIPATION

     Those eligible to receive Awards under the Plan ("Participants") will be persons in the employ of the Company or any of its subsidiaries ("Employees") and other persons or entities (including without limitation non-Employee directors of the Company or a subsidiary of the Company) who, in the opinion of the Board, are in a position to make a significant contribution with the success of the Company or its subsidiaries. A "subsidiary" for purposes of the Plan will be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

6.   TYPES OF AWARDS

     6.1. OPTIONS

     (a) Nature of Options. An Option is an Award entitling the recipient on
         -------------------
exercise thereof to purchase Stock at a specified exercise price.

     Both "incentive stock options," as defined in Section 422 of the Code (any Option intended to qualify as an incentive stock option being hereinafter referred to as an "ISO"), and Options that are not incentive stock options, may be granted under the Plan. ISOs shall be awarded only to Employees.

     (b)  Exercise Price. The exercise price of an Option will be determined by
          --------------
the Board subject to the following:

          (1) The exercise price of an ISO shall not be less than 100% (110% in the case of an ISO granted to a ten-percent shareholder) of the fair market value of the Stock subject to the Option, determined as of the time the Option is granted. A "ten-percent shareholder" is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation.

          (2) In no case may the exercise price paid for Stock which is part of an original issue of authorized Stock be less than the par value per share of the Stock.

          (3) The Board may reduce the exercise price of an Option at any time after the time of grant, but in the case of an Option originally awarded as an ISO, only with the consent of the Participant.

     (c)  Duration of Options. The latest date on which an Option may be
          -------------------
exercised will be the tenth anniversary (fifth anniversary, in the case of an ISO granted to a ten-percent shareholder)

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of the day immediately preceding the date the Option was granted, or such earlier date as may have been specified by the Board at the time the Option was granted.

     (d)  Exercise of Options. An Option will become exercisable at such time or
          -------------------
times, and on such conditions, as the Board may specify. The Board may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised.

     Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any documents required by the Board and (2) payment in full in accordance with paragraph (e) below for the number of shares for which the Option is exercised.

     (e)  Payment for Stock. Stock purchased on exercise of an Option must be
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paid for as follows: (1) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company, or (2) through the delivery of shares of Stock (which in the case of Shares acquired from the Company, have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the purchase price, or (3) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or
(4) if so permitted by the instrument evidencing the Option (or in the case of an Option which is not an ISO, by the Board on or after grant of the Option), by delivery of a promissory note of the Option holder to the Company, payable on such terms as are specified by the Board, or (5) by any combination of the permissible forms of payment; provided, that if the Stock delivered upon
                              --------
exercise of the Option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock must be paid other than by the Option holder's promissory note or personal check. In the event that payment of the Option price is made under (2) above, the Board may provide that the Option holder be granted an additional Option covering the numbers of shares surrendered, at an exercise price equal to the fair market value of a share of Stock on the date of surrender.

     (f)  Discretionary Payments. If the market price of shares of Stock subject
          ----------------------
to an Option (other than an Option which is in tandem with a Stock Appreciation Right as described in Section 6.2 below) exceeds the exercise price of the Option at the time of its exercise, the Board may cancel the Option and cause the Company to pay in cash or in shares of Common Stock (at a price per share equal to the fair market value per share) to the person exercising the Option an amount equal to the difference between the fair market value of the Stock which would have been purchased pursuant to the exercise (determined on the date the Option is cancelled) and the aggregate exercise price which would have been paid. The Board may exercise its discretion to take such action only if it has received a written request from the person exercising the Option, but such a request will not be binding on the Board.

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     6.2. STOCK APPRECIATION RIGHTS.

     (a)  Nature of Stock Appreciation Rights. A Stock Appreciation Right is an
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Award entitling the recipient on exercise of the Right to receive an amount, in cash or Stock or a combination thereof (such form to be determined by the Board), determined in whole or in part by reference to appreciation in Stock value.

     Except as provided below, a Stock Appreciation Right entitles the Participant to receive, with respect to each share of Stock as to which the Right is exercised, the excess of the share's fair market value on the date of exercise over its fair market value on the date the Right was granted. The Board may provide at the time of grant that the amount the recipient is entitled to receive will be adjusted upward or downward under rules established by the Board to take into account the performance of the Stock in comparison with the performance of other stocks or an index or indices of other stocks. The Board may also grant Stock Appreciation Rights providing that following a Change in Control of the Company, as defined in Exhibit A, the holder of such Right will be entitled to receive, with respect to each share of Stock subject to the Right, an amount equal to the excess of a specified value (which may include an average of values) for a share of Stock during a period preceding such Change in Control over the fair market value of a share of Stock on the date the Right was granted.

     (b)  Grant of Stock Appreciation Rights. Stock Appreciation Rights may be
          ----------------------------------
granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with an Option which is not an ISO may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an ISO may be granted only at the time the Option is granted.

     (c)  Rules Applicable to Tandem Awards. When Stock Appreciation Rights are
          ---------------------------------
granted in tandem with Options, the following will apply:

          (1) The Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

          (2) The Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right.

          (3) The Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right.

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          (4)  The Stock Appreciation Right will be transferable only with the related Option.

          (5) A Stock Appreciation Right granted in tandem with an ISO may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such option.

     (d)  Exercise of Independent Stock Appreciation Rights. A Stock
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Appreciation Right not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify. The Board may at any time accelerate the time at which all or any part of the Right may be exercised.

     Any exercise of an independent Stock Appreciation Right must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by any other documents required by the Board.

     6.3. RESTRICTED AND UNRESTRICTED STOCK.

     (a)  Nature of Restricted Stock Award. A Restricted Stock Award entitles
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the recipient to acquire, for a purchase price to be specified by the Board but in no event less than par value, shares of Stock subject to the restrictions described in paragraph (d) below ("Restricted Stock").

     (b)  Acceptance of Award. A Participant who is granted a Restricted Stock
          -------------------
Award will have no rights with respect to such Award unless the Participant accepts the Award by written instrument delivered or mailed to the Company accompanied by payment in full of the specified purchase price, if any, of the shares covered by the Award. Payment may be by certified or bank check or other instrument acceptable to the Board.

     (c)  Rights as a Stockholder. A Participant who receives Restricted Stock
          -----------------------
will have all the rights of a stockholder with respect to the Stock, including voting and dividend rights, subject to the restrictions described in paragraph
(d) below and any other conditions imposed by the Board at the time of grant. Unless the Board otherwise determines, certificates evidencing shares of Restricted Stock will remain in the possession of the Company until such shares are free of all restrictions under the Plan.

     (d)  Restrictions. Except as otherwise specifically provided by the Plan,
          ------------
Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of, and if the Participant ceases to be an Employee or otherwise suffers a Status Change (as defined at Section 7.2 below) for any reason, must be offered to the Company for purchase for the amount of cash paid for the Stock, or forfeited to the Company if no cash was paid. These restrictions will lapse at such time or times, and on such conditions, as the Board may specify. Upon lapse of all restrictions, Stock will cease to be restricted for purposes of the Plan. The

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Board may at any time accelerate the time at which the restrictions on all or any part of the shares will lapse.

     (e)  Notice of Election. Any Participant making an election under Section
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83(b) of the Code with respect to Restricted Stock must provide a copy thereof to the Company within 10 days of the filing of such election with the Internal Revenue Service.

     (f)  Other Awards Settled with Restricted Stock. The Board may, at the time
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any Award described in this Section 6 is granted, provide that any or all the
Stock delivered pursuant to the Award will be Restricted Stock.

     (g)  Unrestricted Stock. The Board may, in its sole discretion, approve the
          ------------------
sale to any Participant of shares of Stock free of restrictions under the Plan for a price which is not less than the par value of the Stock.

     6.4. DEFERRED STOCK AWARDS.

     A Deferred Stock Award entitles the recipient to receive shares of Stock to be delivered in the future. Delivery of the Stock will take place at such time or times, and on such conditions, as the Board may specify. The Board may specify that a Deferred Stock Award may be forfeited if certain conditions are or are not satisfied. The Board may at any time accelerate the time at which delivery of all or any part of the Stock will take place. At the time any Award described in this Section 6 is granted, the Board may provide that, at the time Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant's right to future delivery of Stock.

     6.5. PERFORMANCE AWARDS; PERFORMANCE GOALS.

     (a)  Nature of Performance Awards. A Performance Award entitles the
          ----------------------------
recipient to receive, without payment, an amount in cash or Stock or a combination thereof (such form to be determined by the Board) following the attainment of Performance Goals. "Performance Goals" are goals which may be related to personal performance, corporate performance, departmental performance or any other category of performance deemed by the Board to be important to the success of the Company. The Board will determine the Performance Goals, the period or periods during which performance is to be measured and all other terms and conditions applicable to the Award.

     (b)  Other Awards Subject to Performance Condition. The Board may, at the
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time any Award described in this Section 6 is granted, impose the condition (in addition to any conditions specified or authorized in this Section 6 or any other provision of the Plan) that Performance Goals be met prior to the Participant's realization of any payment or benefit under the Award.

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     6.6. LOANS AND SUPPLEMENTAL GRANTS.

     (a)  Loans. The Company may make a loan to a Participant ("Loan"), either
          -----
on the date of or after the grant of any Award to the Participant. A Loan may be made either in connection with the purchase of Stock under the Award or with the payment of any Federal, state and local income tax with respect to income recognized as a result of the Award. The Board will have full authority to decide whether to make a Loan and to determine the amount, terms and conditions of the Loan, including the interest rate (which may be zero), whether the Loan is to be secured or unsecured or with or without recourse against the borrower, the terms on which the Loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no Loan may have a term (including extensions) exceeding ten years in duration.

     (b)  Supplemental Grants. In connection with any Award, the Board may at
          -------------------
the time such Award is made or at a later date, provide for and grant a cash award to the Participant ("Supplemental Grant") not to exceed an amount equal to
(1) the amount of any federal, state and local income tax on ordinary income for which the Participant may be liable with respect to the Award, determined by assuming taxation at the highest marginal rate, plus (2) an additional amount on a grossed-up basis intended to make the Participant whole on an after-tax basis after discharging all the Participant's income tax liabilities arising from all payments under this Section 6. Any payments under this subsection (b) will be made at the time the Participant incurs Federal income tax liability with respect to the Award.

7.   EVENTS AFFECTING OUTSTANDING AWARDS

     7.1. DEATH.

     If a Participant dies, the following will apply:

     (a) All Options and Stock Appreciation Rights held by the Participant immediately prior to death, to the extent then exercisable, may be exercised by the Participant's executor or administrator or the person or persons to whom the Option or Right is transferred by will or the applicable laws of descent and distribution, at any time within the one year period ending with the first anniversary of the Participant's death (or such shorter or longer period as may be specified in the original Award, or such longer period as the Board may determine), and shall thereupon terminate. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. Except as otherwise determined by the Board, all Options and Stock Appreciation Rights held by a Participant immediately prior to death that are not then exercisable shall terminate at death.

     (b) Except as otherwise determined by the Board, all Restricted Stock held by the Participant must be transferred to the Company (and, in the event the certificates representing

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such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant) in accordance with
Section 6.3 above.

     (c) Any payment or benefit under a Deferred Stock Award, Performance Award, or Supplemental Grant to which the Participant was not irrevocably entitled prior to death will be forfeited and the Award canceled as of the time of death, unless otherwise determined by the Board.

     7.2. TERMINATION OF SERVICE (OTHER THAN BY DEATH).

     If a Participant who is an Employee ceases to be an Employee for any reason other than death, or if there is a termination (other than by reason of death) of the consulting, service or similar relationship in respect of which a non-Employee Participant was granted an Award hereunder (such termination of the employment or other relationship being herein referred to as a "Status Change"), the following will apply:

     (a) Except as otherwise determined by the Board, all Options and Stock Appreciation Rights held by the Participant that were not exercisable immediately prior to the Status Change shall terminate at the time of the Status Change. Any Options or Rights that were exercisable immediately prior to the Status Change will continue to be exercisable for a period of three months (or such longer period as the Board may determine), and shall thereupon terminate, unless the Award provides by its terms for immediate termination in the event of a Status Change or unless the Status Change results from a discharge for Cause (as hereinafter defined) which in the opinion of the Board casts such discredit on the Participant as to justify immediate termination of the Award. As used herein, the term "Cause" shall mean the Participant's (i) material failure, refusal or neglect to perform or discharge such Participant's duties to the Company, (ii) material breach of the Participant's fiduciary duties to the Company, (iii) conviction of a felony or any other crime involving fraud or personal dishonesty or (iv) taking of any other intentional or willful action that is materially harmful to the business interests of the Company. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7. For purposes of this paragraph, in the case of a Participant who is an Employee, a Status Change shall not be deemed to have resulted by reason of (i) a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the Employee's right to reemployment is guaranteed either by statute or by contract, or (ii) a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which section 424(a) of the Code applies.

     (b) Except as otherwise determined by the Board, all Restricted Stock held by the Participant at the time of the Status Change must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such

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Restricted Stock will be so transferred without any further action by the
Participant) in accordance with Section 6.3 above.

     (c) Any payment or benefit under a Deferred Stock Award, Performance Award, or Supplemental Grant to which the Participant was not irrevocably entitled prior to the Status Change will be forfeited and the Award cancelled as of the date of such Status Change unless otherwise determined by the Board.

     7.3. CERTAIN CORPORATE TRANSACTIONS.

     In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets or a dissolution or liquidation of the Company (a "covered transaction"), all outstanding Awards will terminate as of the effective date of the covered transaction, and the following rules shall apply:

     (a) Subject to paragraphs (b) and (c) below, the Board may in its sole discretion, prior to the effective date of the covered transaction, (1) make each outstanding Option and Stock Appreciation Right exercisable in full, (2) remove the restrictions from each outstanding share of Restricted Stock, (3) cause the Company to make any payment and provide any benefit under each outstanding Deferred Stock Award, Performance Award, and Supplemental Grant which would have been made or provided with the passage of time had the transaction not occurred and the Participant not suffered a Status Change (or died), and (4) forgive all or any portion of the principal of or interest on a Loan.

     (b) If an outstanding Award is subject to performance or other conditions (other than conditions relating only to the passage of time and continued employment) which will not have been satisfied at the time of the covered transaction, the Board may in its sole discretion remove such conditions. If it does not do so, however, such Award will terminate as of the date of the covered transaction notwithstanding paragraph (a) above.

     (c) With respect to an outstanding Award held by a participant who, following the covered transaction, will be employed by or otherwise providing services to a corporation which is a surviving or acquiring corporation in such transaction or an affiliate of such a corporation, if the Board has not taken any of the actions described in paragraph (a) above, the Board will arrange to have such surviving or acquiring corporation or affiliate grant to the Participant a replacement award which, in the judgment of the Board, is substantially equivalent to the Award.

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8.   GENERAL PROVISIONS

     8.1. DOCUMENTATION OF AWARDS.

     Awards will be evidenced by such written instruments, if any, as may be prescribed by the Board from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

     8.2. RIGHTS AS A STOCKHOLDER, DIVIDEND EQUIVALENTS.

     Except as specifically provided by the Plan, the receipt of an Award will not give a Participant rights as a stockholder; the participant will obtain such rights, subject to any limitations imposed by the Plan or the instrument evidencing the Award, upon actual receipt of Stock. However, the Board may, on such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any or all Stock subject to the Participant's Award had such Stock been outstanding. Without limitation, the Board may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

     8.3. CONDITIONS ON DELIVERY OF STOCK.

     The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restriction from shares previously delivered under the Plan (a) until all conditions of the Award have been satisfied or removed, (b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulation have been complied with, (c) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

     If an Award is exercised by the Participant's legal representative, the Company will be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

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     8.4. TAX WITHHOLDING.

     The Company will withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements").

     In the case of an Award pursuant to which Stock may be delivered, the Board will have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Board with regard to such requirements, prior to the delivery of any Stock. If and to the extent that such withholding is required, the Board may permit the Participant or such other person to elect at such time and in such manner as the Board provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirement.

     If at the time an ISO is exercised the Board determines that the Company could be liable for withholding requirements with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the person exercising the ISO agree (a) to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code) of Stock received upon exercise, and (b) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

     8.5. NONTRANSFERABILITY OF AWARDS.

     No Award (other than an Award in the form of an outright transfer of cash or Unrestricted Stock) may be transferred other than (a) by will or by the laws of descent and distribution or (b) in the case of an Award that is not an ISO, to members of a Participant's family (or to trusts or other vehicles established for their benefit) for estate planning purposes, and during a Participant's lifetime an Award requiring exercise may be exercised only by him or her (or in the event of the Participant's incapacity, the person or persons legally appointed to act on the Participant's behalf) or by the permitted transferees of the Participant.

     8.6. ADJUSTMENTS IN THE EVENT OF CERTAIN TRANSACTIONS.

     (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution to common stockholders other than normal cash dividends, after the effective date of the Plan, the Board will make any appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4 above.

                                  EXHIBIT A
                                  ---------

                        Definition of Change in Control
                        -------------------------------

     "Change in Control" shall mean the occurrence of any one of the following events:

     (a) any "person" as such term in used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act") (other than (i) the Company,
(ii) any subsidiary of the Company, (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any subsidiary of the Company, or (iv) any Company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the "beneficial owner" (as defined in Section 13(d) of the 1934 Act), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulation under the 1934 Act) of such person, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities;

     (b) the stockholders of the Company approve a merger or consolidation of the Company with any other company, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting securities of the Company or surviving Entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (with the exception given and the method of determining "beneficial ownership" used in clause (a) of this definition) acquires more than 50% of the combined voting power of the Company's then outstanding securities;

     (c) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (b) or (d) of this definition) whose election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

     (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                                                                     Pre-IPO ISO
                                                                     -----------

                            OFFICE SPECIALIST, INC.

                            Stock Option Agreement
                            ----------------------

     OFFICE SPECIALISTS, INC., a Massachusetts corporation (the "Company"), hereby grants this __ day of ___________________ 19__, to _____________________
(the "Employee") an option to purchase a maximum of ____________ shares of its Common Stock, at the price of _______________ per share (which price is equal to 100% (110% in the case of a 10% shareholder) of the fair market value of a share of Common Stock as of the date hereof determined in accordance with the formula set forth on Exhibit A attached hereto), pursuant to the terms of the Company's
             ---------
1996 Equity Incentive Plan, a copy of which is attached hereto and incorporated herein (the "Plan") and pursuant to the following terms and conditions:

     1.   Grant Under 1996 Equity Incentive Plan.  This option is granted
          ---------------------------------------
pursuant to and is governed by the Plan and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date.

     2.   Incentive Stock Options.  The option is intended to be an incentive
          -----------------------
stock option (an "ISO") as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

     3.   Term: Expiration of Option.  Provided the Employee continues to be
          --------------------------
employed by the Company and has satisfied the vesting provisions, if any, set forth in this Section 3, this option may be exercised, in whole, or in part, by the Employee at any time up to and including the date which is 10 years from the date this option is granted (five years in the case of a 10% shareholder). Any option which shall not have been exercised during the applicable period shall be deemed to have expired. All of the foregoing rights are subject to Sections 5, 6 and 7 hereof if the Employee ceases to be employed by the Company.

    The Employee's right to exercise this option shall vest as follows:

_______________________________________________________________________________.


     4.   Other Options.  This option is in addition to any other options
          -------------
heretofore or hereafter given to the Employee by the Company, but a duplicate original of this instrument shall not effect the grant of another option.

     5.   Termination of Employment.  Except as provided in Section 7, the
          -------------------------
Employee is entitled to exercise any vested installment of this option only while the Employee continues to be employed by the Company, except that where his employment has not been terminated for Cause (as defined in the Plan) which in the opinion of the Board of Directors of the Company casts such discredit on the Employee so as to justify immediate termination of the option, any installment of this option which the Employee is entitled to exercise under this Agreement may be exercised during the three (3) month period following his termination of employment, but in no event later than the scheduled expiration date.

     6.   Repurchase of Shares on Termination of Employment.  If at any time the
          -------------------------------------------------
Employee's employment with the Company is terminated for any reason whatsoever, including death or permanent and total disability, the Company shall have the right (but not the obligation) to require the Employee to sell to the Company all or any part of the shares of Common Stock acquired by the Employee upon the exercise of any option granted hereunder at the purchase price per share determined in accordance with Exhibit A attached hereto.
                              ---------

     The Company may exercise its right of repurchase of any shares owned by Employee as of the date of termination by giving written notice to the Employee or to his estate, personal representative or beneficiary at any time within thirty (30) days of the termination of the Employee's employment with the Company, specifying the number of shares to be sold to the Company and a closing date for the repurchase transaction described herein.

     The Company may exercise its right of repurchase of any shares of Common Stock acquired by the Employee, under Sections 5 and 7 hereof, after termination of the Employee's employment by giving written notice to the Employee or to his estate or personal representative at any time within thirty (30) days of the exercise by the Employee or his estate of the options, specifying the number of shares to be sold to the Company and a closing date for the repurchase described herein.

     The greater of (i) twenty percent (20%) of the purchase price or (ii) such amount, up to the purchase price, as is equal to the exercise price paid by the Employee for such shares, shall be payable by the Company (a) within sixty (60) days of the termination of the Employee's employment with the Company in the case of shares held by the Employee on the date of termination, and (b) within sixty (60) days of exercise by the Employee in the case of shares acquired under
Section 5 or Section 7 hereof after the termination of employment, subject to the Company's right to delay its repurchase for such period of time as is reasonably required in order for the Company's certified public accountants to prepare any annual financial statements necessary in order to calculate the purchase price, and the balance of the purchase price shall be paid in four equal annual installments, with accrued interest at the applicable federal mid-term rate, determined in accordance with Section 7872 and Section 1274 of the Code and applicable regulations or any successors thereto, each such installment to be due and payable on the four succeeding anniversary dates of the initial payment called for above. The Company may prepay, without penalty, any or all installments of the purchase price.

     The repurchase rights of the Company set forth in this Section 6 shall remain in effect until a public offering of shares of Common Stock for an aggregate public offering price of at least $3 million pursuant to a registration statement filed under the Securities Act of 1933, as amended, or a successor statute, at which time such rights will automatically expire. The certificates representing any shares subject to these repurchase rights shall be marked with an appropriate legend.

     7.   Death.  If the Employee should die while employed by the Company, this
          -----
option may be exercised, by his executor or administrator or those persons to whom the option is transferred by will or by the applicable laws of descent and distribution, at any time within one (1) year after such death, but not later than the scheduled expiration date. At the expiration of such one (1) year period or the scheduled expiration date, whichever is the earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination.

     8.   Partial Exercise.  Exercise of this option up to the extent above
          ----------------
stated may be made in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share.

     9.   Payment of Price.  Stock purchased on exercise of an option must be
          ----------------
paid for as follows: (1) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company in United States dollars, or (2) through the delivery of shares of stock (which in the case of shares acquired from the Company, have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the purchase price, or (3) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (4) by delivery of a promissory note of the option holder to the Company, payable on such terms as are specified by the Board, or
(5) by any combination of the permissible forms of payment; provided, that if
                                                            --------
the stock delivered upon exercise of the option is an original issue of authorized stock, at least so much of the exercise price as represents the par value of such stock must be paid other than by the option holder's promissory note or personal check. In the event that payment of the option price is made under (2) above, the Board may provide that the option holder be granted an additional option covering the numbers of shares surrendered, at an exercise price equal to the fair market value of a share of stock on the date of surrender. Upon the Employee's written request, the Company will use reasonable efforts to assist the Employee in arranging bank financing if such financing is necessary to enable the Employee to exercise his option. In addition, provided the terms are reasonably satisfactory to the Company, the Company will, if necessary to enable the Employee to obtain bank financing, agree to act as guarantor of such financing.

     10.  Tax Considerations.  Under current tax law, the Employee will not be
          ------------------
required to report any taxable income as a result of the grant or the exercise of an ISO; subject, however, to the proviso that the difference between the fair market value of the shares acquired upon the exercise of the ISO and the option price paid for such shares is an item of "tax preference" for purposes of the Alternative Minimum Tax in the year of exercise. If and when the Employee sells any of the shares purchased pursuant to an ISO, any gain realized on the sale will be taxed generally as long-term capital gain if the stock has been held for at least two years from the date of the option grant and at least one year from the date the stock is transferred to the Employee.

     The foregoing tax information is furnished for general informational purposes only and is based upon the Code as presently in force, the applicable regulations promulgated or proposed thereunder, current administrative positions of the Internal Revenue Service and existing judicial decisions, all of which are subject to change or modification at any time. The Employee is urged to consult his own advisor as to the effect of the option granted hereunder on his personal tax situation.

     11.  Right of First Refusal.  If the Employee, including his estate or
          ----------------------
personal representative, desires to sell all or any part of the shares of Common Stock issued upon exercise of his options, including any shares issued pursuant to Sections 5 and 7 hereof (the "Shares"), the Employee, or his estate or personal representative, as the case may be, shall give written notice (the "Notice") to the Company setting forth the Employee's desire to sell such Shares. Upon receipt of the Notice, the Company shall have the nonassignable right to purchase any or all of such Shares specified in the Notice, such right to be exercisable by giving, within thirty (30) days after receipt of the Notice, a written counter notice of acceptance to the Employee (the "Acceptance Notice"). If the Company elects to purchase such Shares, it shall be obligated to purchase, and the Employee shall be obligated to sell to the Company, such Shares at the purchase price per share determined in accordance with Exhibit A attached hereto.

     Twenty percent (20%) of the purchase price shall be payable by the Company within sixty (60) days of receipt by it of the Notice, subject to the Company's right to delay the repurchase for such period of time as is reasonably required in order for the Company's certified public accountants to prepare any annual financial statements necessary in order to calculate the purchase price, and the balance of the purchase price shall be paid in four equal annual installments, with accrued interest at the applicable federal mid-term rate, determined in accordance with Section 7872 and Section 1274 of the Code and applicable regulations or any successors thereto, each such installment to be due and payable on the four succeeding anniversary dates of the initial payment called for above. The Company may repay, without penalty, any or all installments of the purchase price.

     If the Company fails to give the Acceptance Notice within thirty (30) days of receipt of the Notice or if the Company fails to deliver 20% of the purchase price within sixty (60) days of receipt by it of the Notice, then the Employee may sell any or all of such shares at any time during the next ninety (90) days. Prior to the sale of such shares, the Employee shall be required to provide a Notice to the Company (the "Notice of Sale") identifying the name and address of the potential purchaser. Notwithstanding anything to the contrary above, the Company can prohibit the stockholder from selling those shares to the potential purchaser if it determines that the purchaser is a competitor of the Company and if it provides written notice to the Employee within thirty (30) days of its receipt of the Notice of Sale objecting to the Employee's proposed sale. If any or all of such Shares are not sold within the times permitted above, the unsold Shares shall remain subject to the terms of this Agreement.

     The refusal rights of the Company set forth in this Section 11 shall remain in effect until a public offering of shares of Common Stock for an aggregate public offering price of at least $3 million pursuant to a registration statement filed under the Securities Act of 1933, as amended or a successor statute, at which time such rights will automatically expire. The certificates representing any shares subject to these refusal rights shall be marked with an appropriate legend.

     12.  Agreement to Purchase for Investment.  By acceptance of this option,
          ------------------------------------
the Employee agrees that unless the shares issued upon exercise of his option (or any portion thereof) have been registered under the Securities Act of 1933, as amended, the Company having no present intention of so registering the shares, the Employee will be required to represent, at the time of the exercise of the option (or any portion thereof), that the shares are being acquired for investment purposes only and not with a view to the resale or other distribution thereof. If such shares are issued to the Employee without registration under the Securities Act of 1933, as amended, in reliance upon an exemption from such registration afforded by Section 4(2) of the Act for transactions not involving a public offering or pursuant to Regulation D promulgated under the Act, the shares will be deemed restricted securities" as that term is used in Rule 144 under the Act. As a consequence, such shares must be held for an indefinite period of time unless they are subsequently registered under the Act or an exemption from registration is available and routine sales of such shares under Rule 144 can only be made if the Company has met certain requirements thereof including making certain information about the Company publicly available and then, generally, only in limited amounts in accordance with the terms and conditions of Rule 144, assuming it is then available.

     13.  Method of Exercising Option.  Subject to the terms and conditions of
          ---------------------------
this Agreement, this option may be exercised by written notice to the Company, pursuant to the form of Exercise Agreement attached hereto as Exhibit B, at the
                                                              ---------
principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price for such shares, and the

Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. The certificate or certificates for the shares as to which this option shall have been so exercised shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Employee and if the Employee shall so request in the notice exercising this option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this option. In the event this option shall be exercised, pursuant to Section 7 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option. All shares that shall be purchased upon the exercise of this option as provided herein shall be fully paid and nonassessable.

     14.  Option Not Transferable.  This option is not transferable or
          -----------------------
assignable except by will or by the laws of descent and distribution. During the Employee's lifetime only the Employee or, in the event of the Employee's incapacity, the person(s) legally appointed to act on the Employee's behalf, can exercise this option.

     15.  No Obligation to Exercise Option.  The grant and acceptance of this
          --------------------------------
option imposes no obligation on the Employee to exercise it.

     16.  No Obligation to Continue Employment.  The Company is not by the Plan
          ------------------------------------
or this option obligated to continue the Employee in employment.

     17.  No Rights as Stockholder Until Exercise.  The Employee shall have no
          ---------------------------------------
rights as a stockholder with respect to shares under this option until a stock certificate therefor has been issued to the Employee and is fully paid for. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     18.  Early Disposition.  The Employee agrees to notify the Company of any
          -----------------
disposition of any shares of Common Stock acquired on the exercise of an ISO within the two-year period beginning on the date of grant or within one year after the date of the transfer of such shares to the Employee. The Employee also agrees to provide the Company with any information which it shall request concerning any such disposition. The Company will report and withhold on such disposition in accordance with applicable Code requirements.

     19.  Governing Law.  This Agreement shall be governed by and interpreted in
          -------------
accordance with the internal laws of The Commonwealth of Massachusetts.

     IN WITNESS WHEREOF the Company and the Employee have caused this instrument to be executed, and the Employee whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this option.

                                            OFFICE SPECIALISTS, INC.



                                            By:  _______________________________

                                                 _______________________________
                                                 Employee

                                                                       Exhibit A
                                                                       ---------

                               Formula to Value
                   Office Specialists, Inc. (the "Company")
                                 Common Stock

          CV   =   (2 * AGP) + OP - S

          P    =   CV/N

    Where CV   =   Company Valuation

          AGP  =   average annual gross profit from operations for the three
                   fiscal years prior to the date of determination

          P    =   price per common share

          N    =   number of common shares outstanding or issuable upon exercise of vested options

          OP   =   proceeds to Company if all vested options exercised

          S    =   preferred stock liquidation preference

All of the above values shall be determined from the audited annual financial statements of the Company as prepared by the Company's certified public accountants in accordance with generally accepted accounting principles, consistently applied.

                                                                       Exhibit B
                                                                       ---------

Board of Directors
Office Specialists, Inc.
One Corporation Way
Centennial Park
Peabody, MA 01960

Gentlemen:

In accordance with the terms and conditions of the 1996 Equity Incentive Plan of Office. Specialists, Inc. (the "Company"), the undersigned hereby elects to exercise his option, granted by the Company on ______________, 19__, to purchase _____________(___) shares of Common Stock of the Company.

This notice is accompanies by in full payment of the option price for said shares, as provided in Section 9 of the Stock Option Agreement relating to the option.

The name or names to be on the stock certificate or certificates and the address(es) and Social Security Numbers(s) of such persons(s) are as follows:

     Name:                        ______________________________
     Address:                     ______________________________
                                  ______________________________
     Social Security Number:      ______________________________

THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE SHARES PURCHASED HEREUNDER ARE BEING ACQUIRED FOR REINVESTMENT AND NOT WITH A VIEW TO THE SALE OR DISTRIBUTION THEREOF AND ACKNOWLEDGES HIS UNDERSTANDING THAT SUCH SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), BY REASON FOR THEIR ISSUANCE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO SECTION 4(2) THEREOF AND THAT THE SHARES MAY NOT BE RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE ACT OR PURSUANT TO AN OPINION OF COUNSEL FURNISHED TO THE COMPANY THAT SUCH RESALE OR OTHER TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT BY VIRTUE OF AN EXEMPTION THEREFROM. THE UNDERSIGNED FURTHER UNDERSTANDS THAT THE EXEMPTION FROM REGISTRATION AFFORDED BY RULE 144 ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SECURITIES ACT OF 1933 RELEASE NO. 5223, DEPENDS UPON THE SATISFACTION FOR VARIOUS

CONDITIONS, INCLUDING A TWO YEAR HOLDING PERIOD, AND THAT, IF APPLICABLE, RULE 144 AFFORDS THE BASIS ONLY FOR ROUTINE SALES OF THE SHARES IN LIMITED AMOUNTS IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF SAID RULE.

THE UNDERSIGNED FURTHER UNDERSTANDS THAT THE SHARES OF COMMON STOCK PURCHASED HEREUNDER ARE SUBJECT TO THE FIRST REFUSAL RIGHTS OF THE COMPANY CONTAINED IN THE STOCK OPTION AGREEMENT BETWEEN THE UNDERSIGNED AND THE COMPANY AND EACH CERTIFICATE REPRESENTING SUCH SHARES OF COMMON STOCK SHALL BEAR THE FOLLOWING
LEGEND:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE COMPANY'S RIGHT OF FIRST REFUSAL WITH RESPECT TO THE SAME, AS PROVIDED IN A CERTAIN AGREEMENT BY AND BETWEEN THE RECORD HOLDER HEREOF AND THE COMPANY, A COPY OF WHICH WILL BE FURNISHED TO ANY HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE COMPANY THEREFOR.

Very truly yours,


_____________________________
(Name of Optionee)

                                                                 PRE-IPO NON-ISO
                                                                 ---------------

                           OFFICE SPECIALISTS, INC.

                            Stock Option Agreement
                            ----------------------

     OFFICE SPECIALISTS, INC., a Massachusetts corporation (the "Company"), hereby grant this ____ day of _____________________ 19__, to ___________________
(the "Employee") an option to purchase a maximum of _____________ shares of its Common Stock, at the price of ________ per share (which price is equal to 100% (110% in the case of a 10% shareholder) of the fair market value of a share of common stock as of the date hereof determined in accordance with the formula set forth on Exhibit A attached hereto), pursuant to the terms of the Company's 1996
         ---------
Equity Incentive Plan, a copy of which is attached hereto and incorporated herein (the "Plan") and pursuant to the following terms and conditions:

     1.   Grant Under 1996 Equity Incentive Plan.  This option is granted
          --------------------------------------
pursuant to and is governed by the Plan and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date.

     2.   Non-Incentive Stock Options.  The option is intended to be an option
          ---------------------------
that is not an incentive stock option as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

     3.   Term; Expiration of Option.  Provided the Employee continues to be
          --------------------------
employed by the Company and has satisfied the vesting provisions, if any, set forth in this Section 3, this option may be exercised, in whole, or in part, by the Employee at any time up to and including the date which is 10 years from the date this option is granted. Any option which shall not have been exercised during the applicable period shall be deemed to have expired. All of the foregoing rights are subject to Sections 5, 6 and 7 hereof if the Employee ceases to be employed by the Company.

         The Employee's right to exercise this option shall vest as follows:

_______________________________________________________________________________.


     4.   Other Options.  This option is in addition to any other options
          -------------
heretofore or hereafter given to the Employee by the Company, but a duplicate original of this instrument shall not effect the grant of another option.

     5.   Termination of Employment.  Except as provided in Section 7, the
          -------------------------
Employee is entitled to exercise any vested installment of this option only while the Employee continues to be employed by the Company, except that where his employment has not been terminated for Cause (as defined in the Plan) which in the opinion of the Board of Directors of the Company casts such discredit on the Employee as to justify immediate termination of the option, any installment of this option which the Employee is entitled to exercise under this Agreement may be exercised during the three (3) month period following his termination of employment, but in no event later than the scheduled expiration date.

     6.   Repurchase of Shares on Termination of Employment.  If at any time the
          -------------------------------------------------
Employee's employment with the Company is terminated for any reason whatsoever, including death or permanent and total disability, the Company shall have the right (but not the obligation) to require the Employee to sell to the Company all or any part of the shares of Common Stock acquired by the Employee upon the exercise of any option granted hereunder at the purchase price per share determined in accordance with Exhibit A attached hereto.
                              ---------

     The Company may exercise its right of repurchase of any shares owned by Employee as of the date of termination by giving written notice to the Employee or to his estate, personal representative or beneficiary at any time within thirty (30) days of the termination of the Employee's employment with the Company, specifying the number of shares to be sold to the Company and a closing date for the repurchase transaction described herein.

     The Company may exercise its right of repurchase of any shares of Common Stock acquired by the Employee, under Sections 5 and 7 hereof, after termination of the Employee's employment by giving written notice to the Employee or to his estate or personal representative at any time within thirty (30) days of the exercise by the Employee or his estate of the options, specifying the number of shares to be sold to the Company and a closing date for the repurchase described herein.

     The greater of (i) twenty percent (20%) of the purchase price or (ii) such amount, up to the purchase price, as is equal to the exercise price paid by the Employee for such shares, shall be payable by the Company (a) within sixty (60) days of the termination of the Employee's employment with the Company in the case of shares held by the Employee on the date of termination, and (b) within sixty (60) days of exercise by the Employee in the case of shares acquired under
Section 5 or Section 7 hereof after the termination of employment, subject to the Company's right to delay its repurchase for such period of time as is reasonably required in order for the Company's certified public accountants to prepare any annual financial statements necessary in order to calculate the purchase price, and the balance of the purchase price shall be paid in four equal annual installments, with accrued interest at the applicable federal mid-term rate, determined in accordance with Section 7872 and Section 1274 of the Code and applicable regulations or any successors thereto, each such installment to be due and payable on the four succeeding anniversary dates of the initial payment called for above. The Company may prepay, without penalty, any or all installments of the purchase price.

     The repurchase rights of the Company set forth in this Section 6 shall remain in effect until a pubic offering of shares of Common Stock for an aggregate public offering price of at least $3 million pursuant to a registration statement filed under the Securities Act of 1933, as amended, or a successor statute, at which time such rights will automatically expire. The certificates representing any shares subject to these repurchase rights shall be marked with an appropriate legend.

     7.   Death.  If the Employee should die while employed by the Company, this
          -----
option may be exercised, by his executor or administrator or those persons to whom the option is transferred by will or by the applicable laws of descent and distribution, at any time within one (1) year after such death, but not later than the scheduled expiration date. At the expiration of such one (1) year period or the scheduled expiration date, whichever is the earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination.

     8.   Partial Exercise.  Exercise of this option up to the extent above
          ----------------
stated may be made in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share.

     9.   Payment of Price.  Stock purchased on exercise of an option must be
          ----------------
paid for as follows: (1) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company in United States dollars, or {2) through the delivery of shares of stock (which in the case of shares acquired from the Company, have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the purchase price, or (3) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (4) by delivery of a promissory note of the option holder to the Company, payable on such terms as are specified by the Board, or
(5) by any combination of the permissible forms of payment; provided, that if
                                                            --------
the stock delivered upon exercise of the option is an original issue of authorized stock, at least so much of the exercise price as represents the par value of such stock must be paid other than by the option holder's promissory note or personal check. In the event that payment of the option price is made under (2) above, the Board may provide that the option holder be granted an additional option covering the numbers of shares surrendered, at an exercise price equal to the fair market value of a share of stock on the date of surrender. Upon the Employee's written request, the Company will use reasonable efforts to assist the Employee in arranging bank financing if such financing is necessary to enable the Employee to exercise his option. In addition, provided the terms are reasonably satisfactory to the Company, the Company will, if necessary to enable the Employee to obtain bank financing, agree to act as guarantor of such financing.

     10.  Tax Considerations.  Under current tax law, the Employee will not be
          ------------------
required to report any taxable income as a result of the grant of this option but will be required to report taxable income at the time of exercise of the option. At that time, the Employee will be deemed to have realized ordinary taxable income equal to the excess of the fair market value of the shares acquired at the time of exercise of the option, over the option price paid unless the shares remain subject to a "substantial risk of forfeiture," as defined in Section 83 of the Code.

     The foregoing tax information is furnished for general informational purposes only and is based upon the Code as presently in force, the applicable regulations promulgated or proposed thereunder, current administrative positions of the Internal Revenue Service and existing judicial decisions, all of which are subject to change or modification at any time. The Employee is urged to consult his own advisor as to the effect of the option granted hereunder on his personal tax situation.

     11.  Right of First Refusal.  If the Employee, including his estate or
          ----------------------
personal representative, desires to sell all or any part of the shares of Common Stock issued upon exercise of his options, including any shares issued pursuant to Sections 5 and 7 hereof (the "Shares"), the Employee, or his estate or personal representative, as the case may be, shall give written notice (the "Notice") to the Company setting forth the Employee's desire to sell such Shares. Upon receipt of the Notice, the Company shall have the nonassignable right to purchase any or all of such Shares specified in the Notice, such right to be exercisable by giving, within thirty (30) days after receipt of the Notice, a written counter notice of acceptance to the Employee (the "Acceptance Notice"). If the Company elects to purchase such Shares, it shall be obligated to purchase, and the Employee shall be obligated to sell to the Company, such Shares at the purchase price per share determined in accordance with Exhibit A attached hereto.

     Twenty percent (20%) of the purchase price shall be payable by the Company within sixty (60) days of receipt by it of the Notice, subject to the Company's right to delay the repurchase for such period of time as is reasonably required in order for the Company's certified public accountants to prepare any annual financial statements necessary in order to calculate the purchase price, and the balance of the purchase price shall be paid in four equal annual installments, with accrued interest at the applicable federal mid-term rate, determined in accordance with Section 7872 and Section 1274 of the Code and applicable regulations or any successors thereto, each such installment to be due and payable on the four succeeding anniversary dates of the initial payment called for above. The Company may repay, without penalty, any or all installments of the purchase price.

     If the Company fails to give the Acceptance Notice within thirty (30) days of receipt of the Notice or if the Company fails to deliver 20% of the purchase price within sixty (60) days of receipt by it of the Notice, then the Employee may sell any or all of such shares at any time during the next ninety (90) days. Prior to the sale of such shares, the Employee shall be required to provide a Notice to the Company (the "Notice of Sale") identifying the name and address of the potential purchaser. Notwithstanding anything to the contrary above, the Company can prohibit the stockholder from selling those shares to the potential purchaser if it determines that the purchaser is a competitor of the Company and if it provides written notice to the Employee within thirty (30) days of its receipt of the Notice of Sale objecting to the Employee's proposed sale. If any or all of such Shares are not sold within the times permitted above, the unsold Shares shall remain subject to the terms of this Agreement.

     The refusal rights of the Company set forth in this Section 11 shall remain in effect until a public offering of shares of Common Stock for an aggregate public offering price of at least $3 million pursuant to a registration statement filed under the Securities Act of 1933, as amended or a successor statute, at which time such rights will automatically expire. The certificates representing any shares subject to these refusal rights shall be marked with an appropriate legend.

     12.  Agreement to Purchase for Investment.  By acceptance of this option,
          ------------------------------------
the Employee agrees that unless the shares issued upon exercise of his option (or any portion thereof) have been registered under the Securities Act of 1933, as amended, the Company having no present intention of so registering the shares, the Employee will be required to represent, at the time of the exercise of the option (or any portion thereof), that the shares are being acquired for investment purposes only and not with a view to the resale or other distribution thereof. If such shares are issued to the Employee without registration under the Securities Act of 1933, as amended, in reliance upon an exemption from such registration afforded by Section 4(2) of the Act for transactions not involving a public offering or pursuant to Regulation D promulgated under the Act, the shares will be deemed restricted securities as that term is used in Rule 144 under the Act. As a consequence, such shares must be held for an indefinite period of time unless they are subsequently registered under the Act or an exemption from registration is available and routine sales of such shares under Rule 144 can only be made if the Company has met certain requirements thereof including making certain information about the Company publicly available and then, generally, only in limited amounts in accordance with the terms and conditions of Rule 144, assuming it is then available.

     13.  Method of Exercising Option.  Subject to the terms and conditions of
          ---------------------------
this Agreement, this option may be exercised by written notice to the Company, pursuant to the form of Exercise Agreement attached hereto as Exhibit B, at the
                                                              ---------
principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price for such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. The certificate or certificates for the shares as to which this option shall have been so exercised shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Employee and if the Employee shall so request in the notice exercising this option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this option. In the event this option shall be exercised, pursuant to Section 7 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option. All shares that shall be purchased upon the exercise of this option as provided herein shall be fully paid and nonassessable.

     14.  Option Not Transferable.  This option is not transferable or
          -----------------------
assignable except (1) by will or by the laws of descent and distribution or (2) to members of the Employee's family (or to trusts or other vehicles established for their benefit) for estate planning purposes. In the event of transfer pursuant to (2) above, the option shall become exercisable only if and to the extent that the Employee satisfies the vesting conditions of Section 3 above, and shall cease to be exercisable at the time when the option would cease to be exercisable pursuant to Sections 3, 5 or 7 if the option were held by the Employee himself.

     15.  No Obligation to Exercise Option.  The grant and acceptance of this
          --------------------------------
option imposes no obligation on the Employee to exercise it.

     16.  No Obligation to Continue Employment.  The Company is not by the Plan
          ------------------------------------
or this option obligated to continue the Employee in employment.

     17.  No Rights as Stockholder Until Exercise.  The Employee shall have no
          ---------------------------------------
rights as a stockholder with respect to shares under this option until a stock certificate therefor has been issued to the Employee and is fully paid for. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     18.  Governing Law.  This Agreement shall be governed by and interpreted in
          -------------
accordance with the internal laws of The Commonwealth of Massachusetts.

     IN WITNESS WHEREOF the Company and the Employee have caused this instrument to be executed, and the Employee whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this option.

                                            OFFICE SPECIALISTS, INC.



                                            By:  _______________________________

                                                 _______________________________
                                                 Employee

                                                                       Exhibit A
                                                                       ---------

                               Formula to Value
                          Office Specialists Holding
                         Corporation (the "Company")
                                 Common Stock



                  [Office Specialists to supply new formula]

                                                                       Exhibit B
                                                                       ---------

Board of Directors
Office Specialists, Inc.
One Corporation Way
Centennial Park
Peabody, MA 01960

Gentlemen:

In accordance with the terms and conditions of the 1996 Equity Incentive Plan of Office Specialists, Inc. (the "Company"), the undersigned hereby elects to exercise his option, granted by the Company on _______________, 19__, to purchase ____________ (___) shares of Common Stock of the Company.

This notice is accompanies by in full payment of the option price for said shares, as provided in Section 9 of the Stock Option Agreement relating to the option.

The name or names to be on the stock certificate or certificates and the address(es) and Social Security Numbers(s) of such persons(s) are as follows:

     Name:                        ______________________________
     Address:                     ______________________________
                                  ______________________________
     Social Security Number:      ______________________________

THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE SHARES PURCHASED HEREUNDER ARE BEING ACQUIRED FOR REINVESTMENT AND NOT WITH A VIEW TO THE SALE OR DISTRIBUTION THEREOF AND ACKNOWLEDGED HIS UNDERSTANDING THAT SUCH SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), BY REASON FOR THEIR ISSUANCE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO SECTION 4(2) THEREOF AND THAT THE SHARES MAY NOT BE RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE ACT OR PURSUANT TO AN OPINION OF COUNSEL FURNISHED TO THE COMPANY THAT SUCH SALE OR OTHER TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT BY VIRTUE OF AN EXEMPTION THEREFROM, THE UNDERSIGNED FURTHER UNDERSTANDS THAT THE EXEMPTION FROM REGISTRATION AFFORDED BY RULE 144 ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SECURITIES ACT OF 1933 RELEASE NO. 5223, DEPENDS UPON THE SATISFACTION FOR VARIOUS

CONDITIONS, INCLUDING A TWO YEAR HOLDING PERIOD, AND THAT, IF APPLICABLE, RULE 144 AFFORDS THE BASIS ONLY FOR ROUTINE SALES OF THE SHARES IN LIMITED AMOUNTS IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF SAID RULE.

THE UNDERSIGNED FURTHER UNDERSTANDS THAT THE SHARES OF COMMON STOCK PURCHASED HEREUNDER ARE SUBJECT TO THE FIRST REFUSAL RIGHTS OF THE COMPANY CONTAINED IN THE STOCK OPTION AGREEMENT BETWEEN THE UNDERSIGNED AND THE COMPANY AND EACH CERTIFICATE REPRESENTING SUCH SHARES OF COMMON STOCK SHALL BEAR THE FOLLOWING
LEGEND:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE COMPANY'S RIGHT OF FIRST REFUSAL WITH RESPECT TO THE SAME, AS PROVIDED IN A CERTAIN AGREEMENT BY AND BETWEEN THE RECORD HOLDER HEREOF AND THE COMPANY, A COPY OF WHICH WILL BE FURNISHED TO ANY HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE COMPANY THEREFOR.

Very truly yours,


_____________________________
(Name of Optionee)